UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 30, 2018

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 30, 2018, Twitter, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 629,159,672 shares of shares of common stock of the Company, representing 83.6% of the voting power of the shares of common stock of the Company as of April 2, 2018, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect four Class II directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve, on an advisory basis, the compensation awarded to the Company’s named executive officers;
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018;
4.	To consider a stockholder proposal regarding the formation of a public policy committee of the board of directors; and
5.	To consider a stockholder proposal regarding a report on the Company’s content enforcement policies.

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Martha Lane Fox	451,528,323	4,007,970	173,290,424
David Rosenblatt	450,045,279	5,500,777	173,290,422
Evan Williams	440,900,431	14,674,011	173,290,424
Debra Lee	448,322,883	7,197,310	173,290,425

Based on the votes set forth above, each director nominee was duly elected to serve until the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on the Compensation Awarded to the Company’s Named Executive Officer

For	Against	Abstain	Broker Non-Votes
447,372,807	7,826,583	669,857	173,290,425

Based on the votes set forth above, the stockholders advised that they were in favor of the compensation awarded to the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
621,307,465	6,084,605	1,767,602

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

4. Stockholder Proposal Regarding the Formation of a Public Policy Committee of the Board of Directors

For	Against	Abstain	Broker Non-Votes
13,019,762	441,118,016	1,731,470	173,290,424

Based on the votes set forth above, the stockholders did not approve the stockholder proposal regarding the formation of a public policy committee of the board of directors.

5. Stockholder Proposal Regarding a Report on the Company’s Content Enforcement Policies

For	Against	Abstain	Broker Non-Votes
162,513,507	292,315,061	1,040,679	173,290,425

Based on the votes set forth above, the stockholders did not approve the stockholder proposal regarding a report on the Company’s content enforcement policies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde Chief Legal Officer & Secretary

Date:  June 1, 2018